UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 2, 2007

YARDVILLE NATIONAL BANCORP

(Exact Name of Issuer as Specified in Charter)

NEW JERSEY (State or Other Jurisdiction of Incorporation or Organization)	000-26086 (Commission File Number)	22-2670267 (I.R.S. Employer Identification Number)

2465 KUSER ROAD, HAMILTON, NEW JERSEY 08690

(Address of Principal Executive Offices)

(609) 585-5100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.	Other Events.

On February 2, 2007, the Board of Directors of Yardville National Bancorp, referred to as the “Company,” commenced the mailing of a letter to its shareholders regarding the Company’s 2007 annual meeting of shareholders. A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

August 16, 2007 has been fixed as the date of the Company’s 2007 annual meeting of shareholders. The deadline for submitting shareholder proposals for inclusion in the Company’s proxy statement and form of proxy for the 2007 annual meeting is July 2, 2007. Any shareholder proposal submitted after such date will be considered untimely.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	February 2, 2007 letter to shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YARDVILLE NATIONAL BANCORP
Date: February 2, 2007	By: Stephen F. Carman Stephen F. Carman Vice President and Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	February 2, 2007 letter to shareholders.